UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2020

Foot Locker, Inc.

(Exact name of registrant as specified in charter)

New York	1-10299	13-3513936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 West 34th Street, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 720-3700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of

Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2020, the Compensation and Management Resources Committee (the “Compensation Committee”) of the Board of Directors of Foot Locker, Inc. (the “Company”) established long-term incentive compensation performance goals for the 2020-21 performance period based on a combination of the Company’s two-year average after-tax income and return-on-invested capital. Provided the performance goals are achieved, 100% of the executives’ long-term awards would be payable in restricted stock units (“RSUs”) under the 2007 Stock Incentive Plan. Earned payouts are subject to a time-based one-year vesting period following the end of the performance period before payout to the executives. Individual long-term target awards are expressed as a percentage of the executive’s annual base salary. The Compensation Committee established individual long-term target awards for the executives included as named executive officers (“NEOs”) in the Company’s 2020 proxy statement who are currently employed by the Company. The percentages shown in the table below represent the applicable percent of each NEO’s 2020 annual base salary that would be paid to the NEOs, in RSUs as described above, if the established goals are achieved.

	Percent of Annual Base Salary
Name	Threshold Payout	Target Payout	Maximum Payout
Richard A. Johnson	81.25%	325%	650%
Lauren B. Peters	25%	100%	200%

The threshold, target, and maximum number of RSUs for each executive were calculated on November 17, 2020 on the basis of that day’s closing stock price. The actual number of RSUs awarded will be based on the Company’s performance compared to targets. The value of the RSUs received by an executive will depend upon the Company’s stock price on the payment date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.

Date: November 20, 2020	By:	/s/ Sheilagh M. Clarke
Name: Sheilagh M. Clarke
Title: Senior Vice President, General Counsel and Secretary